UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report - May 21, 2024

(Date of earliest event reported)

ALLEGION PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-35971	98-1108930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Block D Iveagh Court Harcourt Road Dublin 2 Ireland	D02 VH94
(Address of Principal Executive Offices)	(Zip Code)

(353)(1) 2546200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Ordinary shares, par value $0.01 per share	ALLE	New York Stock Exchange
3.500% Senior Notes due 2029	ALLE 3 1⁄2	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 29, 2024, Allegion US Holding Company Inc. (the “Company”), issued $400,000,000 aggregate principal amount of its 5.600% Senior Notes due 2034 (the “Notes”) pursuant to an indenture, dated as of May 29, 2024 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of May 29, 2024 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), each among the Company, as issuer, Allegion plc, as guarantor (the “Guarantor”), and U.S. Bank Trust Company, National Association, as trustee. The Company expects to use the net proceeds from the offering to repay, at maturity, all $400,000,000 outstanding aggregate principal amount of its 3.200% senior notes, which mature in October 2024.

The Notes and the related guarantee have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s and the Guarantor’s shelf registration statement on Form S-3 (File No. 333-278323) filed on March 28, 2024 with the Securities and Exchange Commission under the Securities Act.

The Notes are senior unsecured obligations of the Company and rank equally with all of the Company’s existing and future senior unsecured indebtedness. The guarantee of the Notes is the senior unsecured obligation of the Guarantor and ranks equally with all of the Guarantor’s existing and future senior unsecured indebtedness. The Notes and the related guarantee will be effectively subordinated to all of the Company’s and the Guarantor’s existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness. The Notes are structurally subordinated to all of the existing and future liabilities of the Company’s subsidiaries that do not guarantee the Notes.

The Company will pay interest on the Notes semi-annually on May 29 and November 29 of each year, beginning on November 29, 2024, to holders of record on the preceding May 14 and November 14, as the case may be. Interest will be calculated on the basis of a 360-day year of twelve 30-day months. The Notes will mature on May 29, 2034. At any time prior to March 1, 2034 (the date that is three months prior to the maturity date of the Notes), the Company may redeem the Notes in whole or in part at any time and from time to time at a “make whole” redemption price. At any time on and after March 1, 2034 (the date that is three months prior to the maturity date of the Notes), the Company may redeem the Notes, in whole or in part, at par plus accrued interest to, but not including, the redemption date.

In the event of a Change of Control Repurchase Event (as defined in the Indenture), the Company will be required to make an offer to purchase the Notes at a purchase price equal to 101% of the principal amount of such Notes, plus accrued interest to, but not including, the repurchase date.

The Indenture contains certain covenants that, among other things, limit the ability of us or our subsidiaries to (i) create or incur certain liens, (ii) enter into certain sale-leaseback transactions and (iii) enter into certain mergers, consolidations and transfers of substantially all of our assets. These covenants are subject to important qualifications and exceptions contained in the Indenture.

Except as required by law, the Company will make payments on the Notes free of withholding or deduction for taxes or other governmental charges. If such a withholding or deduction is required by the Company, the Company will, subject to certain exceptions, be required to pay additional amounts so that the net amounts holders of the Notes receive will equal the amount holders of the Notes would have received if withholding or deduction had not been imposed. If, as a result of a change in law, the Company is required to pay such additional amounts, the Company may redeem the Notes in whole but not in part at 100% of their principal amount, plus accrued and unpaid interest, if any, and additional amounts, if any, to the redemption date.

Copies of the Base Indenture, the First Supplemental Indenture and the form of Note are attached hereto as Exhibits 4.1, 4.2 and 4.3, respectively, and are incorporated by reference as though fully set forth herein. The foregoing descriptions of the Base Indenture, the First Supplemental Indenture and the form of Note are summaries only and are qualified in their entirety by the complete text of such documents attached hereto as Exhibits 4.1, 4.2 and 4.3, respectively.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K pertaining to the Notes is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

On May 21, 2024, the Company and the Guarantor entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as representatives of the underwriters named therein. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. A copy of the opinion of Kirkland and Ellis LLP, U.S. counsel to the Company and the Guarantor, relating to the validity of the Notes is attached as Exhibit 5.1 hereto. A copy of the opinion of Arthur Cox LLP, Irish counsel to the Guarantor, relating to the validity of the Notes is attached as Exhibit 5.2 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of May 21, 2024, among Allegion plc, Allegion US Holding Company Inc. and BofA Securities, Inc., Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of May 29, 2024, among Allegion US Holding Company Inc., Allegion plc and U.S. Bank Trust Company, National Association, as trustee.

4.2	First Supplemental Indenture, dated as of May 29, 2024, among Allegion plc, Allegion US Holding Company Inc. and U.S. Bank Trust Company, National Association.

4.3	Form of Global Note representing the 5.600% Senior Notes due 2034 (included in Exhibit 4.2).

5.1	Opinion of Kirkland & Ellis LLP.

5.2	Opinion of Arthur Cox LLP.

23.1	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1).

23.2	Consent of Arthur Cox LLP (included in Exhibit 5.2).

104	Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGION PLC
(Registrant)

Date: May 29, 2024	/s/ Nickolas A. Musial
Nickolas A. Musial
Vice President, Controller, Chief Accounting Officer and Treasurer